SUPPLEMENT DATED JULY 18, 2003

TO THE PACIFIC SELECT FUND PROSPECTUS DATED MAY 1, 2003

We previously advised you, via a supplement dated February 18, 2003 to the Pacific Select Fund (the “Fund”) prospectus dated May 1, 2002, that the Fund’s Board of Trustees (the “Board”) voted to change managers for the Comstock and Mid-Cap Growth Portfolios (formerly Strategic Value) and Mid-Cap Growth Portfolios effective May 1, 2003. The procedure for replacing portfolio managers was authorized by an exemptive order issued to the Fund by the Securities and Exchange Commission (“SEC”) on October 13, 1999. This more detailed information concerning the manager changes is being provided pursuant to the procedure contained in that order, which requires this information be provided within 90 days of a manager change.

At a meeting held on January 24, 2003, the Board, including a majority of the independent trustees, approved a change in the name of the Strategic Value Portfolio to the Comstock Portfolio effective May 1, 2003; approved Morgan Stanley Investment Management Inc. (doing business as Van Kampen) (“Van Kampen”) to serve as the new portfolio manager of the Comstock Portfolio and Mid-Cap Growth Portfolio (each a “Portfolio” and collectively, the “Portfolios”) effective May 1, 2003; approved a new portfolio management agreement with Van Kampen; and voted to terminate the then current portfolio managers of the Strategic Value and Mid-Cap Growth Portfolios, effective April 30, 2003. Van Kampen’s appointment as portfolio manager was made in accordance with the SEC exemptive order noted above and does not require shareholder approval.

In reaching their determinations to change managers, the Board considered, among other things: (1) the nature, extent and quality of services to be provided, including the experience of the personnel of Van Kampen in managing other accounts with similar investment objectives and policies as those of the Portfolios; (2) the recommendations of Pacific Life Insurance Company (“Pacific Life”), the adviser and administrator of Pacific Select Fund; (3) the reasonableness of the compensation to be paid under the advisory and portfolio management agreements; (4) advisory and subadvisory fees paid to Van Kampen for such services to other funds; (5) a comparative analysis of the performance of each Portfolio to similar funds and relevant market indices and a comparative analysis of accounts managed by Van Kampen with substantially similar investment strategies; (6) profitability information provided by Pacific Life and the portfolio manager; and (7) the terms and conditions of the advisory and portfolio management agreements.

In evaluating the new portfolio management agreement, the Board also considered Pacific Life’s efforts and expenses associated with the development and operation of variable life insurance policies and variable annuity contracts whose proceeds are invested in the portfolios of Pacific Select Fund, as well as Pacific Life’s profits and losses and the reasonableness of its financial goals. The Board also considered the investment-related services rendered by Pacific Life in connection with the variable contracts, and noted: (1) the high quality of contract owner servicing rendered by Pacific Life, which has received high ratings in industry surveys; (2) the provision of asset allocation services to owners of Pacific Life variable contracts at no additional cost; (3) the provision of portfolio rebalancing, dollar cost averaging, and similar services provided to variable contract owners at no additional cost; (4) Pacific Life’s enhanced reporting of financial information to owners of variable contracts; and (5) Pacific Life’s significant investment in technology to facilitate services to variable contract owners and their agents.

The Board also considered the fact that neither the advisory fee schedule to be paid to Pacific Life under the advisory agreement nor the portfolio management fee schedule to be paid to Van Kampen under the new portfolio management agreement would increase from current fee schedules. In this regard, they considered, among other factors, Pacific Life’s expenses associated with the operation of the Fund and the Portfolios, the investment-related services provided and expenses incurred by Pacific Life in connection with variable contracts, and the portfolio management fee schedule to be paid by Pacific Life to Van Kampen.

There is no change to the advisory fee paid by the Comstock and Mid-Cap Growth Portfolios to the adviser (Pacific Life). The new portfolio management fee paid by Pacific Life to Van Kampen is at a rate of 0.35% of the average daily net assets of the Portfolios, with scheduled marginal reductions (break points) at certain combined average daily net asset levels for the Comstock, Real Estate and Mid-Cap Growth Portfolios and the PF Van Kampen Comstock Fund and PF Van Kampen Mid-Cap Growth Fund of Pacific Funds (another investment company advised by Pacific Life), all managed by Van Kampen. The portfolio management fee paid by Pacific Life through April 30, 2003 to the previous portfolio manager of the Comstock Portfolio (Janus Capital Management LLC), pursuant to a portfolio management agreement dated April 3, 2002, was a rate of 0.50% (0.55% prior to May 1, 2002) of the average daily net assets of the Portfolio, with scheduled marginal reductions (break points) at certain combined average daily net asset levels for the Strategic Value Portfolio and the PF Janus Strategic Value Fund of Pacific Funds. Assets of these portfolios were not combined prior to May 1, 2002 for purposes of break point calculations. The portfolio management fee paid by Pacific Life through April 30, 2003 to the previous portfolio manager of the Mid-Cap Growth Portfolio (MFS Investment Management), pursuant to a portfolio management agreement dated January 2, 2001, was an annual rate of 0.40% of the daily net assets of the Portfolio, with scheduled marginal reductions (break points) at certain combined average daily net asset levels for the Mid-Cap Growth Portfolio and Capital Opportunities Portfolio.

For the period January 1, 2002 through December 31, 2002 the portfolio management fees paid or owed by Pacific Life for the Comstock and Mid-Cap Growth Portfolios were $447,875 and $374,643, respectively. Had the new fees been in effect for that same time period, the portfolio management fees paid or owed by Pacific Life would have been $302,983 and $327,811, respectively, which would have represented a reduction in such fees paid by Pacific Life of 32% and 13%, respectively, for the same period. In 2002, the Comstock and Mid-Cap Growth Portfolios did not pay any brokerage commissions to any affiliated brokers.

The Board found that: (i) the compensation payable under the new portfolio management agreement bears a reasonable relationship to the services to be rendered and is fair and reasonable; and (ii) the agreement is in the best interests of each Portfolio and its shareholders.

The new portfolio management agreement among Pacific Select Fund, Pacific Life and Van Kampen is substantially similar to the prior portfolio management agreements with respect to the Portfolios, other than with respect to the identity of the portfolio manager, the fee schedules and the dates. Van Kampen will, subject to the supervision of Pacific Life, provide a continuous investment program for the Portfolios and determine the composition of the assets of the Portfolios, including the determination of the purchase, retention, or sale of securities, cash and other investments in accordance with the Portfolios’ investment objectives, policies and restrictions. Van Kampen bears the expenses of its own staff for its activities in connection with the services provided under the portfolio management agreement. The Portfolios are responsible for their own expenses including, but not limited to, investment advisory fees, administration fees, custody fees, brokerage and transaction expenses, fees for pricing services, registration fees and costs of regulatory compliance, and fees for professional services, including legal and auditing services. Van Kampen is not subject to any liability for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under the portfolio management agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the new portfolio management agreement. The new portfolio management agreement will continue in effect for a period of two years from the effective date, and will continue from year to year thereafter, subject to approval annually by the Board or by the shareholders of the Portfolios and also, in either event, approval of a majority of the independent trustees. The new portfolio management agreement may be terminated without penalty at any time by any of the parties upon 60 days prior to written notice to the other parties.

Morgan Stanley Investment Management Inc., doing business in certain instances (including in its role as sub-adviser to the Portfolios) under the name Van Kampen, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley, the parent of Morgan Stanley Investment Management Inc., is a global financial services firm that maintains market positions in each of its three primary businesses — securities, asset management, and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing, and financial advisory services. Van Kampen and its institutional advisory affiliates managed approximately $376 billion in assets as of December 31, 2002. Van Kampen’s portfolio managers are supported by a network of experienced research professionals based in New York, London, Singapore and Tokyo.

The executive officers of Van Kampen are: Mitchell M. Merin, President and Managing Director; Barton M. Biggs, Chairman and Managing Director; Joseph McAlinden, Chief Investment Officer and Managing Director; Rajesh K. Gupta, Chief Administrative Officer — Investments and Managing Director; Ronald E. Robison, Chief Operations Officer and Managing Director; Barry Fink, General Counsel, Secretary and Managing Director; Alexander Frank, Treasurer and Managing Director; and Jeffrey Hiller, Global Director of Compliance and Managing Director.

All of these executive officers have no substantial business, profession, vocation or employment other than their positions with Van Kampen, its subsidiaries and affiliates. The address of Van Kampen and the business address of Messrs. Merin, Biggs, McAlinden, Gupta, Robison, Fink and Hiller is 1221 Avenue of the Americas, New York, NY 10020. The address of Mr. Frank is 750 7th Avenue, New York, NY 10019.

The annual report for the Portfolios for the fiscal year ended December 31, 2002 has previously been sent to shareholders and is available upon request without charge by contacting Pacific Life at:

Pacific Life Insurance Company 700 Newport Center Drive Post Office Box 9000 Newport Beach, California 92660

Pacific Life’s Annuity Contract Owners: 1-800-722-2333

Pacific Life’s Life Insurance Policy Owners: 1-800-800-7681

PL&A’s Annuity Contract Owners: 1-800-748-6907

PL&A’s Life Insurance Policy Owners: 1-888-595-6997

Fund’s Distributor: Pacific Select Distributors, Inc., 700 Newport Center Drive,

P.O. Box 9000, Newport Beach, CA 92660

Form No.	15-25099-00
85-25100-00
2356-3A